
IDACORP
Earnings Conference Call
3rd Quarter 2010
October 28, 2010

Leadership Presenting Today



LaMont Keen
President and Chief
Executive Officer



Darrel Anderson
Executive Vice President
Administrative Services &
Chief Financial Officer

Forward-Looking Information

Certain statements contained in this presentation, including statements with respect to future earnings, ongoing operations, and financial condition, are forward-looking statements within the meaning of federal securities laws and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "may result," "may continue," or similar expressions, are not statements of historical facts and may be forward-looking. Although IDACORP and Idaho Power Company believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Factors that could cause actual results to differ materially from the forward-looking statements include the following: (a) the effect of regulatory decisions by the Idaho Public Utilities Commission, the Oregon Public Utility Commission, and the Federal Energy Regulatory Commission affecting Idaho Power Company's ability to recover costs and/or earn a reasonable rate of return, including, but not limited to, the recovery or disallowance of costs that have been deferred, financings, allowed rates of return, electricity pricing and price structures, acquisition and disposal of assets and facilities, and current or prospective wholesale and retail competition; (b) changes in the political landscape and compliance with state and federal laws, policies, and regulations, including new interpretations and enforcement by regulatory and oversight bodies, which include the Federal Energy Regulatory Commission, the North American Electric Reliability Corporation, the Western Electricity Coordinating Council, the Idaho Public Utilities Commission, the Oregon Public Utility Commission, and the Department of Energy of existing policies and regulations that affect the cost of compliance, investigations and audits, penalties, and costs of remediation that may or may not be recoverable through rates; (c) changes in tax laws or related regulations or new interpretations of applicable law by the Internal Revenue Service or state and local taxing jurisdictions, and the availability and use by IDACORP, Inc. or Idaho Power Company of any tax credits; (d) litigation and regulatory proceedings, including those resulting from the energy situation in the western United States and the Snake River Basin water rights adjudication, and penalties, settlements, or awards that influence business and profitability; (e) changes in and costs of compliance with laws, regulations, and policies relating to the environment, natural resources, and endangered species and the adoption of laws and regulations addressing greenhouse gas emissions, global climate change, and energy policies, particularly with respect to coal-fired generation facilities, intended to mitigate carbon dioxide, mercury, and other emissions; (f) increases in capital expenditures and potential reductions in generation capacity as a result of regulatory conditions that may be imposed on hydroelectric power generating plant license renewals, or the non-renewal of such licenses; (g) global climate change and regional weather variations affecting customer demand and hydroelectric generation; (h) over-appropriation of surface and groundwater in the Snake River Basin, including proposals for use of water in the Snake River Basin for aquifer recharge, resulting in reduced generation at hydroelectric facilities; (i) construction of power generation, transmission, and distribution facilities, including an inability to obtain required governmental permits and approvals, rights-of-way, and siting, and risks related to contracting, construction, and start-up; (j) delays and cost increases in connection with the construction or modification of generating facilities and other capital projects, which could result in the disallowance of recovery of certain costs pursuant to the rate determination process; (k) operation of power generating facilities, including performance below expected levels, breakdown or failure of equipment, forced outages, availability of electrical transmission capacity, and the availability of water for hydroelectric power generation, natural gas, coal, and diesel for power generation at thermal plants, and wind conditions for wind power generation, and the transmission infrastructures associated with those power generation facilities; (l) changes in operating expenses and capital expenditures, including costs and availability of materials, fuel, and commodities, and their impact on Idaho Power Company's ability to meet required loads and on the wholesale energy market in the western United States; (m) blackouts or other disruptions of Idaho Power Company's transmission system or the western interconnected transmission system; (n) population growth rates and changes in residential, commercial, and industrial growth and demographic patterns within Idaho Power Company's service area; (o) the continuing effects of weak economies in the states of Idaho and Oregon and in the United States, including decreased demand for electricity and reduced revenue from sales of excess energy during periods of low wholesale market prices, impaired financial soundness of vendors and service providers, and elevated levels of uncollectible customer accounts; (p) market prices and demand for energy, including structural market changes; (q) reductions in credit ratings, which could adversely impact access to capital markets and would require the posting of additional collateral to counterparties pursuant to existing power purchase and other arrangements; (r) the effectiveness of Idaho Power Company's risk management policies concerning the creditworthiness of third parties; (s) results of financing efforts, including the ability to obtain financing or refinance existing debt when necessary or on favorable terms, which can be affected by factors such as credit ratings, volatility in the financial markets, and other economic conditions; (t) increases in the costs associated with Idaho Power Company's energy commodity and other derivative instruments, and potential higher costs of hedging activities due to governmental regulation; (u) performance of the stock market, interest rates, credit spreads, inflation, and other financial market conditions, as well as changes in government regulations, which affect, among other things, the cost of capital and the ability to access the capital markets, indebtedness obligations, the amount and timing of required contributions to pension plans, and the reported costs of providing pension and other postretirement benefits; (v) increases in health care costs and the resulting effect on medical benefits paid for employees; (w) increasing costs of insurance, changes in coverage terms, and the ability to obtain insurance on reasonable terms or at all; (x) the occurrence of events that affect homeland security, and acts of war or terrorism; (y) weather and other natural phenomena such as earthquakes, floods, droughts, lightning, wind, and fire, which, in addition to affecting customer demand for power, could significantly affect the ability and cost to procure adequate supplies of fuel or power to serve customers, and could increase the costs to repair and maintain Idaho Power Company's generating facilities, transmission and distribution systems, and other infrastructure; (z) adoption of or changes in accounting policies, principles, or estimates; (aa) unionization, or the attempt to unionize, all or part of the companies' workforce, and the resulting effects on production, profitability, and operations; and (bb) new accounting or Securities and Exchange Commission or New York Stock Exchange requirements, or new interpretations or application of existing requirements. Any such forward-looking statements should be considered in light of these factors and others noted in the companies' Annual Report on Form 10-K for the year ended December 31, 2009, subsequent Quarterly Reports on Form 10-Q, and other reports on file with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

Earnings Contribution

IDACORP and Each IDACORP Subsidiary

In Thousands Except Per Diluted Share Amounts

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2010	2009	2010	2009
Earnings (Losses) From:				
Idaho Power Company	$ 64,650	$ 51,057	$ 121,700	$ 96,667
IDACORP Financial Services	(384)	245	(321)	574
Ida-West Energy	1,123	1,208	2,310	2,780
Holding Company and All Other	1,746	1,968	(1,282)	816
Net income attributable to IDACORP, Inc.	$ 67,135	$ 54,478	$ 122,407	$ 100,837
Weighted average outstanding shares – diluted	48,252	47,141	48,062	46,999
Earnings per diluted share	$ 1.39	$ 1.16	$ 2.55	$ 2.15

Income Tax Projects

Method Change for Repair-Related Items	Uniform Capitalization Method Change
Tax deduction for capitalized repairs on utility assets	Tax deduction for capitalized overhead costs
Flow through regulatory accounting	Flow through regulatory accounting
Method change amount - $45 million	Method change amount - $65 million
Unrecognized tax benefits - $12 million	Unrecognized tax benefits - $65 million
Cash delivered - $33 million	Cash delivered - $42 million
Initiator – Taxpayer	Initiator – Internal Revenue Service



3rd Quarter 2009 to 3rd Quarter 2010 Net Income

(Millions)



$80
$60
$40
$20
$0
$54.5
$9.4
$4.0
($0.8)
$67.1
* Amounts are pre-tax
3rd Quarter 2009 Actuals
Rate & Regulatory Changes and reduced Sales Volumes*
Decreased Income Tax Expense
Other, Net Decreases
3rd Quarter 2010 Actuals

Key Financial & Operating Metrics and Earnings Guidance

Key Financial & Operating Metrics	2010 Estimates [(1)] Current [(1)]	Previous
Idaho Power Operations & Maintenance Expense (millions)	No Change	\$295 – \$305
Idaho Power Capital Expenditures (millions)	No Change	\$355 – \$365
Idaho Power Hydroelectric Generation (million MWh)	7.0 – 7.5	6.5 – 8.5
Non-Regulated Subsidiary Earnings and Holding Company Expenses (millions)	No Change	\$0 – \$3
2010 Earnings Guidance [(1)]	\$2.75 – \$2.90 per diluted share	

[(1)] As of October 28, 2010.

Questions?

Contact Information

Analysts & Investors

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com

Media

Christian Lybrook
Corporate Communication
(208) 388-2275
CLybrook@idahopower.com